Short Term Loans	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
SHORT TERM LOANS

Note 8 – SHORT TERM LOANS

The Company's loans consist of the following:

	December 31,	December 31,
	2019	2018
Short term loans	$7,624,061	$8,263,038
Total	$7,624,061	$8,263,038

	December 31,	December 31,
	2019	2018
Secured	$7,624,061	$8,021,447
Unsecured	-	241,591
Total	$7,624,061	$8,263,038

For the years ended December 31, 2019 and 2018, the Company entered into various loans agreements with various Chinese banks, other entities and individuals for an aggregated amount of $1,046,275 and $8,400,090, respectively, to facilitate its business operations. Interest rate for the loans outstanding during the years ended December 31, 2019 and 2018 ranged from 2.46% to 25% and from 2.46% to 25% per annum, respectively.

During the year ended December 31, 2019, the Company did not make repayment on certain notes payables as scheduled, and the bank who issued such notes payables repaid on behalf of the Company to the holders according to the terms of the agreement. As a result, the unpaid notes payables were reclassified to loan payable to the bank and the amount was included in short term loans on the consolidated balance sheet as of December 31, 2019. The bank has commenced legal proceedings against the Company. See further discussions in Note 15.

As of December 31, 2019, corporate or personal guarantees provided for those loans were as follows:

$311,728	Pledged by real property and land use right of Rongfeng Cui; Guaranteed by Rongfeng Cui, Yanjuan Wang and Gaochuang

$1,420,757	Pledged by real property of the Company and real property of Rongfeng Cui; Guaranteed by Rongfeng Cui and Yanjuan Wang

$2,848,737	Pledged by real property and land use right of the Company; Guaranteed by Rongfeng Cui and Yanjuan Wang

$2,870,264	Guaranteed by Rongfeng Cui and Yanjuan Wang

$172,575	Pledged by restricted cash of RMB300,000 (approximately $43,000), four patents and certain equipment of the Company; Guaranteed by Rongfeng Cui, Yanjuan Wang and Qingdao Saike Environmental Technology Co., Ltd.

On December 20, 2018, the Company entered into a loan agreement with China Construction Bank ("CCB") to borrow RMB21,450,000 (approximately $3,119,000). The loan bears an annual interest rate of 5.39% and is due in 84 months. Pursuant to the loan agreement, the proceeds of the loan can only be used in the purchase of manufacturing facility and the associated land use right located at Lingang Economic Development Zone, Huangdao District, Qingdao, Shandong Province, PRC.

The loan agreement between the Company and CCB contains a number of covenants and restrictions. Such covenants and restrictions include, but are not limited to, financial ratios. Unless a breach is remediated or a waiver is obtained, a breach of such covenants and restrictions generally permits lender to demand accelerated repayment of principal and interest.

As of December 31, 2018, the Company did not meet the financial ratios set forth in the debt covenants. Starting December 2019, the Company did not make repayment as scheduled, and was in default on the loan as of December 31, 2019. In January 2020, CCB filed litigation against the Company. In April 2020, the court has ruled that, among others, the Company repay CCB the principal and interests in full within 10 days from the date of ruling. As a result, the corresponding loan was reclassified as current liability and included in short term loans on the consolidated balance sheets as of December 31, 2019 and 2018. As of the date of this filing, the Company has not fulfilled the court order.

The interest expenses for the above loans were $746,504, $138,010 and $82,234 for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company's repayments of substantially all its outstanding short term loans were delinquent on or around November 2019, and the Company is involved in a number of lawsuits filed by various lenders. See further discussions in Note 15.